Altaba Inc. Schedule of Investments As of March 31, 2026 ($ in thousands) (Unaudited)
Description:				Shares	Fair Value $

Investments:
Common Shares — 0.2%
Internet Software & Services - 0.2%
SeatGeek, Inc. (1)(2)				237	1,759
Total Common Shares (Cost — $9)				237	1,759

		Rate % (3)	Final Maturity (4)	Shares	Fair Value $
Money Market Funds — 0.8%
Federated Hermes Government Obligations Fund - Premier Class		3.56		7,134	7,134
Total Money Market Investments (Cost — $7,134)				7,134	7,134

Fixed Income Securities	Rate Type	Rate % (5)	Final Maturity	Principal $	Fair Value $
Short Term
U.S. Government Debt (6) — 22.8%
United States Treasury Bill	Zero Coupon	3.63	5/14/2026	122,000	121,469
United States Treasury Notes	Fixed	3.78	10/15/2026	69,400	69,712

Total Short Term U.S. Government Debt (Cost — $191,206) - 22.8%				191,400	191,181

Long Term
U.S. Government Debt (6) — 8.4%
United States Treasury Notes	Fixed	3.77	4/30/2027	70,800	70,039

Total Long U.S. Government Debt (Cost — $70,217) - 8.4%				70,800	70,039

Total Fixed Income Securities (Cost - $261,423) - 31.2%				262,200	261,220

Total Investments — (Cost - $268,566) - 32.2%					270,113

Other Liabilities/Other Assets — 67.8%					572,369
Net Assets Applicable to Common Shares — 100.0%					$ 842,482

(1) Non-income producing securities.
(2) Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors.
(3) Presented rate represents the Money Market Fund's average 7-day % yield as of March 31, 2026.
(4) Money Market Funds do not have a set maturity date.
(5) For zero coupon bonds, the rate presented is yield as of March 31, 2026.
(6) A portion of this security has been deposited into a separate Altaba account in connection with the Fund's agreement with the IRS.

At March 31, 2026, the tax basis cost of the Fund's investments was $268,566 and the unrealized appreciation was $1,547.

See Notes to Financial Statements.

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Fund’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of the Fund’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). The Fund utilizes a pricing service to assist in obtaining fair value pricing for the Marketable Debt Securities Portfolio.

The following table reflects the valuation level used in the schedule of investments as of March 31, 2026 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Investments:
Common shares	$-	$-	$1,759	$1,759
Money market funds	7,134	-	-	7,134
Fixed income securities:
U.S. government debt - short term	-	70,039	-	70,039
U.S. government debt - long term	-	191,181	-	191,181
Total financial assets at fair value	$7,134	$261,220	$1,759	$270,113

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Assets

Total Investments
Balance as of January 1, 2026	$1,749
Purchases	-
Sales	-
Change in unrealized appreciation (depreciation)	10
Realized gain (loss)	-
Transfers out of Level 3	-
Balance as of March 31, 2026	$1,759

The change in unrealized appreciation (depreciation) attributable to assets owned on March 31, 2026, which were valued using significant unobservable inputs (Level 3) amounted to approximately $10 thousand.

Type of investment	Fair Value at March 31, 2026 (in thousands)	Valuation Technique	Unobservable Inputs
Investments - common shares	$1,759	Market Approach	Price per share	$7.41